UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2011

Cliffs Natural Resources Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(216) 694-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on May 16, 2011 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition of Consolidated Thompson Iron Mines Limited (“Consolidated Thompson”) by Cliffs Natural Resources Inc. through a wholly-owned indirect subsidiary on May 12, 2011. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired

The following audited financial statements of Consolidated Thompson are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:

Consolidated balance sheets as at December 31, 2010 and 2009;

Consolidated statements of operations and comprehensive income for the years ended December 31, 2010, 2009 and 2008;

Consolidated statements of cash flows for the years ended December 31, 2010, 2009 and 2008;

Consolidated statements of shareholders’ equity for the years ended December 31, 2010, 2009 and 2008; and

Notes to the Consolidated Financial Statements.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference:

Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of March 31, 2011;

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended December 31, 2010 and for the three months ended March 31, 2011; and

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Audited Financial Statements of Consolidated Thompson as at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements for the twelve months ended December 31, 2010 and as of and for the three months ended March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

Date: June 6, 2011	By:	/s/ Terrance M. Paradie
Name: Terrance M. Paradie
Title: Senior Vice President - Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Audited Financial Statements of Consolidated Thompson as at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements for the twelve months ended December 31, 2010 and as of and for the three months ended March 31, 2011